                                                                 EXHIBIT 10.3(c)
                                PROMISSORY NOTE


AMOUNT: $150,000.00                                     DATE: AUGUST 1, 1998


         FOR VALUE RECEIVED, the undersigned, ELMER LUNDE, a resident of the Country of Norway, the "Maker") promises to pay to the order of SIMEX/NK TECHNOLOGIES, INC. (a Nevada corporation, the "Holder") at the Suite 995, Lenox Road, N.E., Atlanta, Georgia 30326, or at such other place as Holder may from time to time designate in writing, the sum of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000.00) in one payment of principal and accrued but unpaid interest ON DEMAND by the Holder hereof. Beginning on the date hereof simple interest shall accrue on the unpaid principal balance and be payable quarterly in arrears at the rate published by the Wall Street Journal (or any successor thereto) as the prime rate as such rate may change from time to time until all principal and accrued interest due under this Note is paid in full. All principal and interest shall be payable together with all costs of collection, including reasonable attorney's fees, if collected by or through an attorney at law.

         In the absence of a demand by Holder for the payment of principal and unpaid interest as herein provided, all such principal and interest shall be due and payable on the fifth anniversary of the date of this Note.

         In the event any default occurs in making any payments provided for hereunder which is not cured within sixty (60) days of the date the payment was due (provided Maker has been given written notice of the default, and the default remains uncured for a period of ten (10) days from the date of the notice or sixty (60) days from the date of default, whichever is greater), then the balance of principal and interest then owing hereunder shall be accelerated and become immediately due and payable without further notice.

         This Note may be prepaid in whole or in part without premium or penalty and with applicable reduction in interest due provided written notice of the amount to be prepaid is given to the holder thirty (30) days in advance thereof and such prepayment is made within forty-five (45) days of such written notice.

         The rights of the Holder evidenced by this note may not be assigned without the written consent of the Maker hereof.

         IN WITNESS WHEREOF the Maker has hereunto set his hand and seal the date first above written.



                                           /s/  Elmer Lunde
                                           ---------------------------------

                                PROMISSORY NOTE


AMOUNT: $40,000.00                                       DATE: AUGUST 1, 1998


         FOR VALUE RECEIVED, the undersigned, OYSTEIN FRAFJORD, a resident of the Country of Norway, the "Maker") promises to pay to the order of SIMEX/NK TECHNOLOGIES, INC. (a Nevada corporation, the "Holder") at the Suite 995, Lenox Road, N.E., Atlanta, Georgia 30326, or at such other place as Holder may from time to time designate in writing, the sum of FORTY THOUSAND DOLLARS ($40,000.00) in one payment of principal and accrued but unpaid interest ON DEMAND by the Holder hereof. Beginning on the date hereof simple interest shall accrue on the unpaid principal balance and be payable quarterly in arrears at the rate published by the Wall Street Journal (or any successor thereto) as the prime rate as such rate may change from time to time until all principal and accrued interest due under this Note is paid in full. All principal and interest shall be payable together with all costs of collection, including reasonable attorney's fees, if collected by or through an attorney at law.

         In the absence of a demand by Holder for the payment of principal and unpaid interest as herein provided, all such principal and interest shall be due and payable on the fifth anniversary of the date of this Note.

         In the event any default occurs in making any payments provided for hereunder which is not cured within sixty (60) days of the date the payment was due (provided Maker has been given written notice of the default, and the default remains uncured for a period of ten (10) days from the date of the notice or sixty (60) days from the date of default, whichever is greater), then the balance of principal and interest then owing hereunder shall be accelerated and become immediately due and payable without further notice.

         This Note may be prepaid in whole or in part without premium or penalty and with applicable reduction in interest due provided written notice of the amount to be prepaid is given to the holder thirty (30) days in advance thereof and such prepayment is made within forty-five (45) days of such written notice.

         The rights of the Holder evidenced by this note may not be assigned without the written consent of the Maker hereof.

         IN WITNESS WHEREOF the Maker has hereunto set his hand and seal the date first above written.



                                         /s/  Oystein Frafjord
                                         ------------------------------------

                                PROMISSORY NOTE


AMOUNT: $40,000.00                                      DATE: AUGUST 1, 1998


         FOR VALUE RECEIVED, the undersigned, KNUT T. ROSVOLD, a resident of the Country of Norway, the "Maker") promises to pay to the order of SIMEX/NK TECHNOLOGIES, INC. (a Nevada corporation, the "Holder") at the Suite 995, Lenox Road, N.E., Atlanta, Georgia 30326, or at such other place as Holder may from time to time designate in writing, the sum of FORTY THOUSAND DOLLARS ($40,000.00) in one payment of principal and accrued but unpaid interest ON DEMAND by the Holder hereof. Beginning on the date hereof simple interest shall accrue on the unpaid principal balance and be payable quarterly in arrears at the rate published by the Wall Street Journal (or any successor thereto) as the prime rate as such rate may change from time to time until all principal and accrued interest due under this Note is paid in full. All principal and interest shall be payable together with all costs of collection, including reasonable attorney's fees, if collected by or through an attorney at law.

         In the absence of a demand by Holder for the payment of principal and unpaid interest as herein provided, all such principal and interest shall be due and payable on the fifth anniversary of the date of this Note.

         In the event any default occurs in making any payments provided for hereunder which is not cured within sixty (60) days of the date the payment was due (provided Maker has been given written notice of the default, and the default remains uncured for a period of ten (10) days from the date of the notice or sixty (60) days from the date of default, whichever is greater), then the balance of principal and interest then owing hereunder shall be accelerated and become immediately due and payable without further notice.

         This Note may be prepaid in whole or in part without premium or penalty and with applicable reduction in interest due provided written notice of the amount to be prepaid is given to the holder thirty (30) days in advance thereof and such prepayment is made within forty-five (45) days of such written notice.

         The rights of the Holder evidenced by this note may not be assigned without the written consent of the Maker hereof.

         IN WITNESS WHEREOF the Maker has hereunto set his hand and seal the date first above written.




                                    /s/  Knut T. Rosvold
                                    -----------------------------------------

                                                                EXHIBIT 10.3(c)

                      AMENDED AND RESTATED PROMISSORY NOTE


AMOUNT: $40,000.00                               ORIGINAL DATE: AUGUST 1, 1998


         FOR VALUE RECEIVED, the undersigned, KJELL I. JAGELID, a resident of the State of Georgia, the "Maker") promises to pay to the order of SIMEX TECHNOLOGIES, INC. (a Delaware corporation, the "Holder") as successor to SIMEX/NK TECHNOLOGIES, INC. (a Nevada corporation, the "Holder") at Suite 995, Lenox Road, N.E., Atlanta, Georgia 30326, or at such other place as Holder may from time to time designate in writing, the sum of FORTY THOUSAND DOLLARS ($40,000.00) in one payment of principal and accrued but unpaid interest ON DEMAND by the Holder hereof. Beginning on the date hereof simple interest shall accrue on the unpaid principal balance and be payable quarterly in arrears at the rate published by the Wall Street Journal (or any successor thereto) as the prime rate as such rate may change from time to time until all principal and accrued interest due under this Note is paid in full. All principal and interest shall be payable together with all costs of collection, including reasonable attorney's fees, if collected by or through an attorney at law.

         In the absence of a demand by Holder for the payment of principal and unpaid interest as herein provided, all such principal and interest shall be due and payable on the fifth anniversary of the date of this Note.

         In the event any default occurs in making any payments provided for hereunder which is not cured within sixty (60) days of the date the payment was due (provided Maker has been given written notice of the default, and the default remains uncured for a period of ten (10) days from the date of the notice or sixty (60) days from the date of default, whichever is greater), then the balance of principal and interest then owing hereunder shall be accelerated and become immediately due and payable without further notice.

         This Note may be prepaid in whole or in part without premium or penalty and with applicable reduction in interest due provided written notice of the amount to be prepaid is given to the holder thirty (30) days in advance thereof and such prepayment is made within forty-five (45) days of such written notice.
         The rights of the Holder evidenced by this note may not be assigned without the written consent of the Maker hereof. IN WITNESS WHEREOF the Maker has hereunto set his hand this 4th day of August , 1999, affirming the effective date hereof as the date first above written and consenting to the transfer and assignment of all of Holder's right, title, and interest from SIMEX/NK Technologies, Inc. to SIMEX Technologies, Inc.




                                            /s/ Kjell I. Jagelid
                                            -------------------------